UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 3, 2007
MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

4200 STONE ROAD KILGORE, TEXAS	75662
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (903) 983-6200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURES

Item 8.01.	Other Events.
     On May 3, 2007, the Board of Directors of the general partner of Martin Midstream Partners L.P. (the “Partnership”) approved an award of 1,000 restricted common units under the Partnership’s Long-Term Incentive Plan (the “Plan”) to each of its three non-employee directors (John P. Gaylord, C. Scott Massey and Howard Hackney). These awards vest in 25% increments on January 24 of each year following the grant date and will be fully vested on January 24, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

	By:	Martin Midstream GP LLC,
Its General Partner

Date: May 4, 2007	By:	/s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and
Chief Financial Officer